CENTRAL SECURITIES CORPORATION N-CSR

Exhibit 99.906 CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, John C. Hill, Chief Executive Officer of Central Securities Corporation (the “Corporation”), certify that:

1.	The Corporation’s periodic report on Form N-CSR for the period ended December 31, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

February 23, 2026	/s/ John C. Hill
Date	John C. Hill
Principal Executive Officer

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Joseph T. Malone, Vice President and Treasurer of Central Securities Corporation (the “Corporation”), certify that:

1.	The Corporation’s periodic report on Form N-CSR for the period ended December 31, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

February 23, 2026	/s/ Joseph T. Malone
Date	Joseph T. Malone
Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Corporation and will be retained by the Corporation and furnished to the Securities and Exchange Commission or its staff upon request.